UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                      February 23, 2006 (February 16, 2006)
                Date of Report (Date of earliest event reported)


                                FIRST BANKS, INC.
             (Exact name of registrant as specified in its charter)


          MISSOURI                     0-20632                  43-1175538
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
      of incorporation)                                      Identification No.)


                   135 NORTH MERAMEC, CLAYTON, MISSOURI 63105
               (Address of principal executive offices)(Zip code)


                                 (314) 854-4600
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

( ) Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

( ) Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

( ) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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                                FIRST BANKS, INC.

TABLE OF CONTENTS
                                                                            Page
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ITEM 8.01 OTHER EVENTS.....................................................   1

SIGNATURE..................................................................   2




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ITEM 8.01 OTHER EVENTS.

         On February 16, 2006, First Banks, Inc. ("First Banks" or the "Company") entered into a Placement Agreement with FTN Financial Capital Markets and Keefe, Bruyette & Woods, Inc. regarding the issuance of variable rate trust preferred securities by First Bank Statutory Trust IV, a newly formed Delaware statutory trust affiliate of the Company ("FBST IV"). Subject to the terms of the Placement Agreement, on March 1, 2006, FBST IV will issue 40,000 shares of variable rate trust preferred securities at $1,000 per share in a private placement, and will issue 1,238 shares of common securities to First Banks at $1,000 per share. First Banks will own all of the common securities of FBST IV. The gross proceeds of the offering will be used by FBST IV to purchase $41.2 million of variable rate subordinated debentures from First Banks, maturing on March 15, 2036. The maturity date of the subordinated debentures may be shortened, at the option of First Banks, to a date not earlier than March 15, 2011, if certain conditions are met. The subordinated debentures will be the sole asset of FBST IV. In connection with the issuance of the FBST IV preferred securities, First Banks will make certain guarantees and commitments that, in the aggregate, constitute a full and unconditional guarantee by First Banks of the obligations of FBST IV under the FBST IV preferred securities. Proceeds from the issuance of the subordinated debentures to FBST IV will be $41.2 million. The distribution rate on the FBST IV preferred securities will be equivalent to the three-month London Interbank Offering Rate plus 142.0 basis points, and will be payable quarterly in arrears beginning June 15, 2006.

         First Banks intends to use the proceeds from the issuance of the subordinated debentures to FBST IV to support future acquisitions as well as for general corporate purposes.






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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             FIRST BANKS, INC.



Date:  February 23, 2006                     By: /s/ Steven F. Schepman
                                                 -------------------------------
                                                     Steven F. Schepman
                                                     Senior Vice President and
                                                     Chief Financial Officer